Exhibit 10.45
AGREEMENT AMENDING SUPPLEMENTAL
EXECUTIVE RETIREMENT PLAN AGREEMENT
     THIS AGREEMENT AMENDING SUPPLEMENTAL EXECUTIVE RETIREMENT AGREEMENT is made as of the 13th day of January, 2009, by and between CENTRA BANK, INC. (“Bank”) and DOUGLAS J. LEECH (“Executive”), joined in by CENTRA FINANCIAL HOLDINGS, INC. (“Centra”), the corporate parent of Bank.
RECITALS:
     A. The Bank, Centra and Executive have entered into a Supplemental Executive Retirement Plan Agreement dated as of February 23, 2008 (the “Agreement”).
     B. The parties wish to clarify that the Agreement provides for certain benefits in the event of voluntary termination after a Change of Control (as that term is defined in the Agreement).
          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
          1. Amendment of Section 2.2 of the Agreement. Section 2.2 of the Agreement is hereby amended to read, in its entirety, as follows:
2.2	Involuntary Termination or Voluntary Termination after Change of Control Benefit. Upon the Executive’s Involuntary Termination or Voluntary Termination by Executive after a Change of Control, the Bank shall pay to the Executive the benefit described in this Section 2.2 in lieu of any other benefit under this Article.
2.2.1	Amount of Benefit. Subject to Sections 2.4 (vesting) and 2.5 (discounted present value), the benefit under this Section 2.2 shall be a vested percentage of 1.5 times the greater of the following:
A.	65% of the Current Year Compensation;

B.	65% of the Three-Year Average; or

C.	65% of the Five-Year Average
2.2.2	Form and Timing of Benefit. The Bank shall pay the annual benefit to the Executive in twelve (12) equal monthly installments, commencing on the first day of the month that is sixty (60) months following Executive’s Separation from Service. Such benefit shall be paid to the Executive for a period of fifteen (15) years.
For example: Executive (hypothetically) earned the following amounts:
2006 — $100,000 Base Salary and $50,000 Bonus ($150,000)
2007 — $100,000 Base Salary and $60,000 Bonus ($160,000)
2008 — $150,000 Base Salary and $100,000 Bonus ($250,000)
2009 — $150,000 Base Salary and $100,000 Bonus ($250,000)
2010 — $200,000 Base Salary and $150,000 Bonus ($350,000)
2011 — $250,000 Base Salary and ________ Bonus (because this is a partial year of service, the Bonus for this year will be based on the highest Bonus paid during the 5 preceding years.)
Upon Executive’s Involuntary Termination or Voluntary Termination by Executive after a Change of Control in July of 2011, the Executive would be entitled to 1.5 times the highest of the 3 factors in 2.2.1(A)-(C), calculated as follows:

-Current Year Compensation equals $406,000 ($250,000 Base Salary plus $150,000 Bonus increased by 4%)

-Three-Year Average equals $335,333

-Five-Year Average equals $283,200

Because Current Year Compensation is the highest of the 3 factors, Executive is entitled to an annual benefit equal to $609,000/year (1.5 times $406,000) (before Social Security and 401(k) offsets) for 15 years, commencing payments sixty (60) months following Separation from Service.
                   2. Amendment of Section 2.3 of the Agreement. The first paragraph of Section 2.3 of the Agreement is hereby amended to read, in its entirety, as follows:
2.3	Voluntary Termination or Termination for Just Cause. Upon the Executive’s Voluntary Termination (except for a Voluntary Termination after a Change of Control, which is subject to Section 2.2 hereof) or Termination of Employment for Just Cause, the Bank shall pay the Executive the benefit described in this Section 2.3 in lieu of any other benefit under this article.
                  3. No Other Amendments. Except as amended hereby, the Agreements shall remain in full force and effect until amended by the parties.
          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first written above.
CENTRA BANK, INC.

By Its Compensation Committee

By	/s/ James W. Dailey II

James W. Dailey II

By	/s/ Mark R. Nesselroad

Mark R. Nessselroad

By	/s/ Thomas P. Rogers

Thomas P. Rogers

By	/s/ Bernard. G. Westfall

Bernard G. Westfall
CENTRA FINANCIAL HOLDINGS, INC.

By Its Compensation Committee

By	/s/ James W. Dailey II

James W. Dailey II

By	/s/ Mark R. Nesselroad

Mark R. Nessselroad

By	/s/ Thomas P. Rogers

Thomas P. Rogers

By	/s/ Bernard. G. Westfall

Bernard G. Westfall

EMPLOYEE

/s/ Douglas J. Leech, Jr.

Douglas J. Leech, Jr.

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